SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                              _____

                          FORM 8-K/A-1


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of earliest event reported:  November 10, 1993


                   ALLEGHENY LUDLUM CORPORATION
        (Exact name of registrant as specified in charter)


      PENNSYLVANIA               1-9498          25-1364894
(State or other jurisdiction   (Commission     (IRS Employer
     of incorporation)         file number)  Identification No.)


1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA       15222-5479
  (Address of principal executive offices)         (Zip code)


Registrant's telephone number,
  including area code:             (412) 394-2800


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
ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               The required financial statements of Athlone
               Industries, Inc. have been "previously reported" (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) by the Company. Under General Instruction B.3 of this Form, an additional report of that information need not be made in this Current Report.

          (b)  Pro Forma Financial Information.

               The required pro forma financial information has been previously reported by the Company. Under General Instruction B.3 of this Form, an additional report of that information on this Form need not be made in this Current Report.

          (c)  Exhibits.

               99(a)  Certificate of Merger merging
               AII Acquisition Corp. into Athlone Industries,
               Inc. dated November 10, 1993

               99(b)  Press release dated November 10, 1993




                         Page 2 of 3 Pages

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALLEGHENY LUDLUM CORPORATION



                              By: /s/ James L. Murdy
                              --------------------------
                              James L. Murdy
                              Senior Vice President - Finance
                                and Chief Financial Officer


Dated:  January 12, 1994

                         Page 3 of 3 Pages